                        ANNUAL REPORT / DECEMBER 31, 2001

                              AIM BASIC VALUE FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                      -------------------------------------

    STILL LIFE (THE CHEST OF DRAWERS) BY PAUL CEZANNE A CONTEMPORARY OF THE

 IMPRESSIONISTS, CEZANNE CHALLENGED THE CONVENTIONAL IDEAS THEIR WORKS EMBODIED

      IN THE 19TH CENTURY. AS A RESULT, HIS ART WAS UNDERVALUED AND OFTEN

   MISUNDERSTOOD IN HIS LIFETIME. HOWEVER, HIS WORKS AND IDEAS INFLUENCED THE

DEVELOPMENT OF MANY 20TH-CENTURY ARTISTS AND MOVEMENTS, SUCH AS CUBISM, AND SOME

    NOW REGARD HIM AS THE FATHER OF MODERN PAINTING. THIS PIECE EXHIBITS THE

       SIMPLICITY AND DELICATE TONAL HARMONY THAT TYPIFY CEZANNE'S WORK.

                      -------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Basic Value Fund performance figures are historical, and they reflect fund expenses, reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ because of different sales charge structures and class expenses.
o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may decrease the fund's total return.
o Investing in micro-, small and mid-sized companies may involve risks not associated with investing in more established companies. Also, micro and small companies may have business risk, significant stock price fluctuations, and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
o The unmanaged Lipper Multi-Cap Value Fund Index represents an average of the performance of the 30 largest multi-capitalization value funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged Russell 1000 Index represents the performance of stocks of large-capitalization companies.
o The unmanaged Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                   DEAR FELLOW SHAREHOLDER:

[PHOTO OF          We understand how challenging the fiscal year covered by this
ROBERT H.          report has been. For equity investors, the years 2000 and
GRAHAM]            2001 were unlike anything we had seen in a generation. For the first time since the 1970s, the S&P 500 and other major domestic stock benchmarks produced negative returns two years in a row. And there was no comfort overseas; the MSCI World
                   Index also produced negative returns both years.
                       As usually occurs during difficult stock markets,
                   fixed-income investments, particularly high-quality ones, did well. The domestic, investment-grade Lehman Aggregate Bond
                   Index produced positive returns both years.
                       Conditions were trying on many levels. Geopolitically, the appalling terrorist attacks of September 11 led to a serious decline in markets, though initial success in our ensuing war in Afghanistan helped markets advance later in the year. Macroeconomically, the United States officially slipped into recession in March, the first such slowdown in a decade.
    And at the individual firm level, the Enron bankruptcy has occasioned a confidence crisis that has markets unsettled. As I write this, several weeks into the new year, several Congressional committees, the Securities and Exchange Commission and the Justice Department are conducting investigations of Enron. While we do not yet have all the details about what happened at Enron, it clearly has resulted in a new level of skepticism of the financial statements of even the soundest companies. AIM strongly believes that sound accounting policies, full and accurate financial disclosure, and independent audits are absolutely essential to maintain the integrity of the markets and the confidence of investors, and will support any legislative or regulatory changes that may be desirable to further these objectives.

WHAT SHOULD INVESTORS DO NOW?

Mindful of recent events and scandals and in view of the two-year bear market in equities, many of our shareholders have asked us what they should do about their investments. We cannot offer individualized advice--that is the role of your financial advisor. But we can once again offer insights we have gained over many years in this business.
    First is the crucial importance of diversification when investing --a major lesson of the Enron story that is reinforced by the disparate performance of equity and fixed-income investments during this fiscal year. Relying on one stock to build financial security has once again proven to be downright dangerous, but mutual fund investors should also keep in mind that whole sectors and investment approaches do go in and out of favor. A diversified portfolio that embraces different classes of securities and various investment strategies can offer protection from these shifts in sentiment.
    A second insight is the importance of a long time horizon. Whatever current market conditions are like, we at AIM intend to stay focused on the long term. Our portfolio managers will continue to invest your money using the time-tested disciplines AIM has employed for more than a quarter century. We consider a long-term perspective the most advisable course for our shareholders too.
    Changing your portfolio on the basis of short-term events and market moves rarely proves beneficial. As we have reminded you on many occasions, data show that pulling out of the market even for a short period and missing a few of its best days is likely to have a negative effect on your long-term returns. In investing, it is time in the markets, not market timing, that counts.
    Now more than ever, we encourage you to stay in touch with your financial advisor. He or she is familiar with the goals and time horizon you have established for your investments and can help you build a diversified portfolio and stay focused on those goals.

YOUR FUND'S PERFORMANCE
For the six months since our last report to you, dated June 30, 2001, Class A shares produced total return of -6.05% at net asset value. Over the same six months, the Russell 1000 Index returned -5.81% The fund rebounded in the fourth quarter, when Class A shares rose 13.64% at net asset value despite the fact that growth investments outperformed value investments that quarter. Technology and industrial holdings contributed to this performance.
    For all of 2001, AIM Basic Value Fund registered a gain of 0.13% for Class A shares at net asset value.
    The following pages contain your portfolio managers' discussion of how they have managed the portfolio during the fiscal year, how the markets affected the fund, and the fund's long-term record. We hope you find their discussion informative.
    If you have questions or comments about this report, please contact us anytime through our Web site, www.aimfunds.com. We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered
Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
February 12, 2002

AIM BASIC VALUE FUND KEEPS FOOTING, REBOUNDS AT YEAR-END

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR?
AIM Basic Value Fund turned in a comparatively strong record during 2001, a year beset by volatility and uncertainty for many mutual funds. The fund registered a gain of 0.13% for Class A shares in the difficult market. Class B and Class C shares returned -0.56% for 2001. These returns are at net asset value, excluding sales charges. Most of the fund's benchmark indexes found the going even tougher. The Russell 1000 Index declined by -12.45% in 2001, the Russell 1000 Value Index dropped -5.59%, the Lipper Multi-Cap Value Index gained 1.30%, and the S&P 500 fell by -11.88%.
    But in the final quarter of the year, AIM Basic Value Fund rebounded well. Class A shares gained 13.64% at net asset value as markets began to recover. The Russell 1000 Index gained 11.11% in the fourth quarter, the Russell 1000 Value Index rose 7.37%, the Lipper Multi-Cap Value Index increased by 12.62%, and the S&P 500 rose 10.68% for the 2001 fourth quarter.

WHAT WERE MARKET CONDITIONS DURING THE FISCAL YEAR?
Stock markets struggled early in the year through a continuation of the worst downturn since 1973-74. Market declines were driven by weakness in the United States economy, which officially entered a recession in March 2001. But the worst was yet to come, as terrorists attacked New York and Washington on September 11. U.S. stock markets closed for the remainder of the week following the attacks. When they reopened, stocks suffered one of the sharpest declines on record. Prices stabilized, and began to move higher before year-end as optimism grew for a resumption of economic growth in 2002.
    Against the backdrop of a slowing economy, the Federal Reserve Board lowered short-term interest rates 11 times during the year. These interest rate reductions began early in 2001 and continued throughout the year. At year-end, the overnight fed funds rate was 1.75%, the lowest in 40 years.

WHAT INVESTMENTS AFFECTED FUND PERFORMANCE
Industries that contributed to positive fund performance were industrials, technology and utilities. The fund's strong absolute and relative performance in the technology sector was in stark contrast to the poor performance of most technology stocks. Industries that dragged down fund performance included financials, personal computers and retail chains.
    AIM Basic Value Fund continues to be managed to deliver solid performance in a variety of market environments, and managers believe the fund is positioned well for an improving economic environment.

HOW DID YOU MANAGE THE FUND?
We continued to emphasize long-term capital growth by investing in stocks of undervalued large and mid-size companies with the potential for growth. We seek companies with positive business fundamentals selling at attractive valuations. Stocks selected will offer at least 50% appreciation potential over our 2-3 year investment horizon. Additionally, the fund

FUND AT A GLANCE                                          [COVER IMAGE]

AIM Basic Value Fund seeks long-term capital growth by investing in stocks of U.S. companies believed to be undervalued in relation to long-term earning power or other factors.

INVESTMENT STYLE: Value (Applies intrinsic value discipline to identify temporarily undervalued stocks.)

o   Focuses on securities with at least 50% appreciation potential

o   Seeks to profit from investor overreaction to negative news

FOURTH QUARTER REBOUND

Total Return, 9/30/01-12/31/01

================================================================================

AIM BASIC VALUE CLASS A SHARES at NAV        13.64%

RUSSELL 1000 INDEX                           13.64%

RUSSELL 1000 VALUE INDEX                     13.64%

LIPPER MULTI-CAP VALUE INDEX                 13.64%

S&P 500 INDEX                                13.64%

================================================================================

PORTFOLIO COMPOSITION
As of 12/31/01, based on total net assets

================================================================================================================
TOP 10 HOLDINGS                                           TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------------------------
 1. H&R Block, Inc.                             3.6%        1. Diversified Financial Services              7.7%

 2. Waste Management, Inc.                      3.6         2. Banks                                       7.5

 3. Bank of America Corp.                       3.1         3. Property & Casualty Insurance               6.0

 4. Tyco International Ltd. (Bermuda)           2.9         4. Oil & Gas Drilling                          5.9

 5. Kroger Corp. (The)                          2.7         5. Data Processing Services                    5.7

 6. Computer Associates International, Inc.     2.7         6. Diversified Commercial Services             5.7

 7. Gap, Inc. (The)                             2.6         7. Managed Health Care                         4.3

 8. The Interpublic Group of Cos., Inc.         2.6         8. Building Products                           4.1

 9. J.P. Morgan Chase & Co.                     2.5         9. Systems Software                            3.7

10. Ceridian Corp.                              2.5        10. Environmental Services                      3.6

The fund's portfolio is subject to change, and there is no guarantee that the fund will continue to hold any particular security.
================================================================================================================

pursues a strategy of diversifying the portfolio across a wide variety of industries and market exposure, to minimize risk.
    The year 2001 was volatile, with many fits and starts, as markets vacillated in their reactions to the nation's economic currents. We attempted to take advantage of opportunities created by the high volatility.
    As we exit 2001, it appears that economic growth may be poised to resume. Lower interest rates, a boom in mortgage refinancing, and lower energy costs are expected to contribute to economic growth during 2002. We have been watching for emerging signs of earnings growth that would be driven by a rebounding economy.

CAN YOU DISCUSS SOME OF THE FUND'S HOLDINGS?

o H&R Block: Operating from more than 10,000 locations, the company serves nearly 20 million U.S. taxpayers. H&R Block was the largest holding for the fund. H&R Block sells tax-preparation software, provides mortgage services, and offers investment advice, financial planning, and brokerage services. H&R Block was the classic basic value investment for the fund during 2001. The firm proved to be a good investment as a company with a strong franchise, high return on invested capital, powerful cash flow and good management. Since we purchased H&R Block in 2000, the stock has dramatically outperformed the market and illustrates the benefit of our valuation discipline and long-term investment horizon.
o Investors focused on short-term earnings results had penalized the company despite its powerful franchise and positive long-term outlook. The AIM Basic Value Fund took advantage of that market disconnect.
o Waste Management: Waste Management, formerly USA Waste Services, is at the top of the U.S. solid-waste industry. The company is a leading holding in the fund, and serves about 27 million municipal, business and residential customers in the U.S., Canada and Mexico.
o Bank of America: Bank of America was a solid performer for the fund. The #3 bank in the U.S. is the nation's first coast-to-coast bank. The company boasts some 4,500 retail branches in 21 states, claiming market share leadership in California, Florida, and Texas. It has locations in nearly 40 countries as well.
o Kroger: Kroger was an attractive stock in a predictable sector with good management. Less than 15% of Kroger sales comes from its namesake stores. But thanks to acquisitions, The Kroger Co. is the #1 U.S. grocer, with about 3,600 stores coast-to-coast under more than 20 banners.
o The Gap: The turnaround for this company has taken longer than expected. The Gap clothing retailer runs about 3,700 stores, mostly in the U.S., but also in Canada, France, Germany, Japan and the UK. Its flagship Gap stores offer men's and women's casual clothing.

WHAT WERE CONDITIONS AT THE CLOSE OF THE FISCAL YEAR?
As the year ended, the economic outlook remained uncertain. Optimism about a resumption of economic growth--in part a result of the successful prosecution of the war in Afghanistan--was beginning to influence markets. And positive economic news was again appearing.
    The shrinkage of the Gross Domestic Product in the third quarter at an annual rate of 1.3% (the worst in 10 years), plus a jump in unemployment during 2001 by 1.8 percentage points seemed to mark the low point of the economic recession.
    Several key indicators rebounded late in the year. The Institute for Supply Management (ISM) reported the manufacturing sector expanded dramatically in December. The ISM Index rose nearly four points in December after 17 consecutive months of contraction. U.S. consumer confidence rose to 93.7, up from 84.9 in November. And U.S. new home sales were up in November by 6.4%. Sales of resale homes also moved higher.
    Stocks were favorably priced, and considerable cash remained in lower-returning money market funds that could be redeployed back into equities.

          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/01, including sales charges
================================================================================
CLASS A SHARES
 Inception (10/18/95)         16.86%
  5 Years                     15.39
  1 Year                      -5.37

CLASS B SHARES
 Inception (10/18/95)         17.17%
  5 Years                     15.72
  1 Year                      -5.53

CLASS C SHARES
 Inception (5/3/99)           10.86%
  1 Year                      -1.56

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT
10/18/95-12/31/01

================================================================================
                                          AIM BASIC
        AIM BASIC              LIPPER     VALUE
        VALUE FUND, RUSSELL    MULTI-CAP  FUND,
        CLASS B     1000       VALUE      CLASS A
        SHARES      INDEX      INDEX      SHARES
10/95     9450       10000      10000      10000
          9467       10000      10000      10009
         10277       10446      10425      10867
12/95    10551       10605      10590      11156
         10881       10947      10915      11488
         10856       11090      11075      11462
         11096       11189      11204      11707
         11567       11360      11377      12196
         12146       11632      11563      12809
         11890       11645      11484      12528
         11179       11084      11019      11775
         11393       11385      11360      11985
         12022       12025      11823      12640
         12138       12291      12055      12763
         12328       13198      12850      12956
12/96    12146       12984      12813      12754
         12709       13754      13291      13342
         12909       13806      13452      13543
         12337       13185      13030      12938
         12627       13898      13389      13237
         13364       14788      14235      13991
         13861       15400      14783      14509
         15263       16660      15870      15965
         14806       15873      15519      15491
         15627       16743      16261      16334
         14822       16201      15583      15483
         15062       16904      15915      15720
12/97    15452       17247      16262      16127
         15148       17375      16224      15804
         16276       18613      17341      16977
         16859       19551      18119      17573
         17100       19753      18221      17810
         16472       19326      17816      17148
         16454       20041      17797      17120
         16239       19801      17108      16884
         13587       16841      14490      14130
         14375       17974      15090      14934
         15512       19394      16332      16108
         16309       20594      17038      16931
12/98    16533       21906      17321      17150
         16916       22688      17381      17536
         16214       21969      16976      16803
         17117       22810      17445      17728
         19252       23764      18996      19927
         19762       23251      18897      20447
         20729       24436      19505      21420
         20063       23691      18842      20726
         19515       23468      18194      20148
         18731       22823      17410      19328
         19469       24357      17948      20080
         20172       24983      17941      20792
12/99    21830       26489      18350      22487
         21070       25406      17559      21693
         20375       25337      16635      20966
         22838       27645      18394      23493
         22765       26725      18359      23397
         23277       26033      18614      23921
         22509       26696      18210      23117
         22637       26253      18365      23233
         24147       28196      19531      24773
         24918       26888      19259      25548
         25688       26565      19718      26322
         24963       24137      18990      25567
12/00    26251       24429      20120      26876
         26795       25233      20881      27413
         26666       22879      20308      27268
         25845       21359      19596      26420
         27470       23075      20865      28058
         28190       23232      21327      28790
         27979       22706      20966      28557
         27830       22395      20939      28383
         26631       21032      20162      27143
         23129       19248      18095      23571
         23582       19648      18468      24009
         25476       21161      19805      25932
12/01    26279       21388      20380      26728

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

This chart compares AIM Basic Value Fund's Class A and Class B shares to benchmark indexes. It is intended to give you a general idea of how your fund performed compared to these indexes over the period 10/18/95-12/31/01.
    It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the Russell 1000 is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your return.
    An index of funds such as the Lipper Multi-Cap Value Index is unmanaged, incurring no sales charges, expenses or fees. Data for the indexes are for period 12/31/95-12/31/01.
    Your fund's total return includes sales charges, expenses and management fees. Performance of the fund's Class A, Class B and Class C shares will differ to different sales charge structures and class expenses. Results for B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charge. For fund performance calculations and indexes used in this report, please see the inside front cover.
    Performance shown in the chart and table does not reflect taxes a shareholder would pay on redemption of fund shares. Performance for the indexes does not reflect the effects of taxes either.

SCHEDULE OF INVESTMENTS
December 31, 2001

                                                                 MARKET
                                                 SHARES          VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-95.95%

ADVERTISING-2.61%

Interpublic Group of Cos., Inc. (The)            3,682,700   $  108,786,958
===========================================================================

ALUMINUM-1.53%

Alcoa Inc.                                       1,801,000       64,025,550
===========================================================================

APPAREL RETAIL-2.63%

Gap, Inc. (The)                                  7,877,300      109,809,562
===========================================================================

BANKS-7.45%

Bank of America Corp.                            2,073,799      130,545,647
---------------------------------------------------------------------------
Bank One Corp.                                   2,117,000       82,668,850
---------------------------------------------------------------------------
FleetBoston Financial Corp.                      2,667,800       97,374,700
===========================================================================
                                                                310,589,197
===========================================================================

BUILDING PRODUCTS-4.08%

American Standard Cos. Inc.(a)                   1,262,000       86,106,260
---------------------------------------------------------------------------
Masco Corp.                                      3,440,500       84,292,250
===========================================================================
                                                                170,398,510
===========================================================================

CONSUMER ELECTRONICS-1.71%

Koninklijke (Royal) Philips Electronics
  N.V.-ADR (Netherlands)                         2,444,098       71,147,693
===========================================================================

DATA PROCESSING SERVICES-5.74%

Ceridian Corp.(a)                                5,501,300      103,149,375
---------------------------------------------------------------------------
Certegy Inc.(a)                                  1,504,900       51,497,678
---------------------------------------------------------------------------
First Data Corp.                                 1,080,000       84,726,000
===========================================================================
                                                                239,373,053
===========================================================================

DIVERSIFIED COMMERCIAL SERVICES-5.66%

Equifax Inc.                                       911,800       22,019,970
---------------------------------------------------------------------------
H&R Block, Inc.                                  3,380,400      151,103,880
---------------------------------------------------------------------------
IMS Health Inc.                                  3,220,900       62,839,759
===========================================================================
                                                                235,963,609
===========================================================================

DIVERSIFIED FINANCIAL SERVICES-7.71%

Citigroup Inc.                                   1,777,597       89,733,097
---------------------------------------------------------------------------
Freddie Mac                                      1,496,400       97,864,560
---------------------------------------------------------------------------
J.P. Morgan Chase & Co.                          2,844,000      103,379,400
---------------------------------------------------------------------------
Stilwell Financial, Inc.                         1,126,900       30,674,218
===========================================================================
                                                                321,651,275
===========================================================================

ELECTRIC UTILITIES-3.05%

Edison International(a)                          1,358,500       20,513,350
---------------------------------------------------------------------------
Orion Power Holdings, Inc.(a)                    1,606,400       41,927,040
---------------------------------------------------------------------------
PG&E Corp.(a)                                    3,366,000       64,761,840
===========================================================================
                                                                127,202,230
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE

EMPLOYMENT SERVICES-1.27%

Robert Half International Inc.(a)                1,987,300   $   53,060,910
===========================================================================

ENVIRONMENTAL SERVICES-3.62%

Waste Management, Inc.                           4,735,167      151,099,179
===========================================================================

FOOD RETAIL-2.67%

Kroger Co. (The)(a)                              5,336,400      111,370,668
===========================================================================

GENERAL MERCHANDISE STORES-2.25%

Target Corp.                                     2,290,600       94,029,130
===========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-1.07%

McKesson Corp.                                   1,193,900       44,651,860
===========================================================================

HEALTH CARE FACILITIES-0.75%

Health Management Associates, Inc.-Class A(a)    1,711,700       31,495,280
===========================================================================

HOTELS-1.24%

Starwood Hotels & Resorts Worldwide, Inc.        1,726,000       51,521,100
===========================================================================

INDUSTRIAL CONGLOMERATES-2.92%

Tyco International Ltd. (Bermuda)                2,068,000      121,805,200
===========================================================================

INDUSTRIAL GASES-1.22%

Air Products & Chemicals, Inc.                   1,085,800       50,934,878
===========================================================================

INDUSTRIAL MACHINERY-1.63%

Parker-Hannifin Corp.                            1,477,600       67,836,616
===========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.93%

AT&T Corp.                                       2,146,400       38,935,696
===========================================================================

LEISURE PRODUCTS-1.69%

Mattel, Inc.                                     4,106,460       70,631,112
===========================================================================

LIFE & HEALTH INSURANCE-2.39%

Prudential Financial, Inc.(a)                      681,000       22,602,390
---------------------------------------------------------------------------
UnumProvident Corp.                              2,901,300       76,913,463
===========================================================================
                                                                 99,515,853
===========================================================================

MANAGED HEALTH CARE-4.28%

Anthem, Inc.(a)                                  1,053,000       52,123,500
---------------------------------------------------------------------------
CIGNA Corp.                                        784,000       72,637,600
---------------------------------------------------------------------------
UnitedHealth Group Inc.                            759,200       53,728,584
===========================================================================
                                                                178,489,684
===========================================================================

MOVIES & ENTERTAINMENT-1.73%

Walt Disney Co. (The)                            3,477,000       72,043,440
===========================================================================

OIL & GAS DRILLING-5.92%

ENSCO International Inc.                         3,809,000       94,653,650
---------------------------------------------------------------------------
Nabors Industries, Inc.(a)                       1,456,000       49,984,480
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
OIL & GAS DRILLING-(CONTINUED)

Transocean Sedco Forex Inc.                      3,026,698   $  102,362,926
===========================================================================
                                                                247,001,056
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.32%

Weatherford International, Inc.(a)               2,594,000       96,652,440
===========================================================================

PAPER PRODUCTS-1.59%

International Paper Co.                          1,639,100       66,137,685
===========================================================================

PROPERTY & CASUALTY INSURANCE-5.98%

ACE Ltd. (Bermuda)                               1,729,000       69,419,350
---------------------------------------------------------------------------
MGIC Investment Corp.                              784,100       48,394,652
---------------------------------------------------------------------------
Radian Group Inc.                                1,572,396       67,534,408
---------------------------------------------------------------------------
XL Capital Ltd.-Class A (Bermuda)                  703,700       64,290,032
===========================================================================
                                                                249,638,442
===========================================================================

RESTAURANTS-1.70%

Tricon Global Restaurants, Inc.(a)               1,441,000       70,897,200
===========================================================================

SEMICONDUCTOR EQUIPMENT-0.88%

Novellus Systems, Inc.(a)                          935,000       36,885,750
===========================================================================

SEMICONDUCTORS-0.73%

Altera Corp.(a)                                  1,439,000       30,535,580
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE

SYSTEMS SOFTWARE-3.67%

BMC Software, Inc.(a)                            2,557,800   $   41,871,186
---------------------------------------------------------------------------
Computer Associates International, Inc.          3,221,900      111,123,331
===========================================================================
                                                                152,994,517
===========================================================================

TELECOMMUNICATIONS EQUIPMENT-1.33%

Motorola, Inc.                                   3,692,000       55,453,840
===========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $3,680,368,044)                         4,002,564,753
===========================================================================

MONEY MARKET FUNDS-5.49%

STIC Liquid Assets Portfolio(b)                114,495,344      114,495,344
---------------------------------------------------------------------------
STIC Prime Portfolio(b)                        114,495,344      114,495,344
===========================================================================
    Total Money Market Funds (Cost
      $228,990,688)                                             228,990,688
===========================================================================
TOTAL INVESTMENTS-101.44% (Cost
  $3,909,358,732)                                             4,231,555,441
===========================================================================
OTHER ASSETS LESS LIABILITIES-(1.44%)                           (60,100,706)
===========================================================================
NET ASSETS-100.00%                                           $4,171,454,735
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001


ASSETS:

Investments, at market value (cost
  $3,909,358,732)*                             $4,231,555,441
-------------------------------------------------------------
Receivables for:
  Investments sold                                  5,437,418
-------------------------------------------------------------
  Fund shares sold                                 33,834,379
-------------------------------------------------------------
  Dividends                                         4,090,673
-------------------------------------------------------------
Investment for deferred compensation plan              16,665
-------------------------------------------------------------
Collateral for securities loaned                  245,212,433
-------------------------------------------------------------
Other assets                                          214,930
=============================================================
    Total assets                                4,520,361,939
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            91,449,767
-------------------------------------------------------------
  Fund shares reacquired                            6,848,728
-------------------------------------------------------------
  Deferred compensation plan                           16,665
-------------------------------------------------------------
  Collateral upon return of securities loaned     245,212,433
-------------------------------------------------------------
Accrued distribution fees                           4,056,361
-------------------------------------------------------------
Accrued transfer agent fees                           887,672
-------------------------------------------------------------
Accrued operating expenses                            435,578
=============================================================
    Total liabilities                             348,907,204
=============================================================
Net assets applicable to shares outstanding    $4,171,454,735
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $2,066,536,230
_____________________________________________________________
=============================================================
Class B                                        $1,538,291,530
_____________________________________________________________
=============================================================
Class C                                        $  566,626,975
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                            72,673,226
_____________________________________________________________
=============================================================
Class B                                            56,173,542
_____________________________________________________________
=============================================================
Class C                                            20,693,770
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                    $        28.44
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $28.44 divided by
      94.50%)                                  $        30.10
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        27.38
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        27.38
_____________________________________________________________
=============================================================

* At December 31, 2001, securities with an aggregate market value of $239,627,662 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended December 31, 2001


INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $67,047)                                     $  24,671,773
------------------------------------------------------------
Dividends from affiliated money market funds       6,318,711
------------------------------------------------------------
Interest                                                  33
------------------------------------------------------------
Security lending income                               97,368
============================================================
    Total investment income                       31,087,885
============================================================

EXPENSES:

Advisory fees                                     16,948,293
------------------------------------------------------------
Administrative services fees                         279,428
------------------------------------------------------------
Custodian fees                                       199,269
------------------------------------------------------------
Distribution fees -- Class A                       4,243,844
------------------------------------------------------------
Distribution fees -- Class B                       8,905,734
------------------------------------------------------------
Distribution fees -- Class C                       3,889,448
------------------------------------------------------------
Transfer agent fees                                5,078,929
------------------------------------------------------------
Trustees' fees                                        42,201
------------------------------------------------------------
Other                                              1,149,061
============================================================
    Total expenses                                40,736,207
============================================================
Less: Fees waived                                    (13,380)
------------------------------------------------------------
    Expenses paid indirectly                         (40,133)
============================================================
    Net expenses                                  40,682,694
============================================================
Net investment income (loss)                      (9,594,809)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                         (232,258,264)
------------------------------------------------------------
  Option contracts written                           853,261
============================================================
                                                (231,405,003)
============================================================
Change in net unrealized appreciation of
  investment securities                          216,112,590
============================================================
Net gain (loss) from investment securities
  and option contracts                           (15,292,413)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $ (24,887,222)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000

                                                                   2001             2000
                                                              --------------    ------------
OPERATIONS:

  Net investment income (loss)                                $   (9,594,809)   $    564,039
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                   (231,405,003)        (36,131)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and futures contracts                             216,112,590      83,752,016
============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                 (24,887,222)     84,279,924
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                           (114,095)       (390,012)
--------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                         (1,004,440)     (2,580,450)
--------------------------------------------------------------------------------------------
  Class B                                                           (778,204)     (1,509,986)
--------------------------------------------------------------------------------------------
  Class C                                                           (290,032)     (1,341,206)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      1,619,680,325     339,482,816
--------------------------------------------------------------------------------------------
  Class B                                                      1,315,483,690     163,990,013
--------------------------------------------------------------------------------------------
  Class C                                                        379,676,399     167,386,060
--------------------------------------------------------------------------------------------
  Advisor Class*                                                          --      (1,905,460)
============================================================================================
    Net increase in net assets                                 3,287,766,421     747,411,699
============================================================================================

NET ASSETS:

  Beginning of year                                              883,688,314     136,276,615
============================================================================================
  End of year                                                 $4,171,454,735    $883,688,314
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $4,084,121,184    $778,879,166
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (22,238)        101,801
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures contracts and
    option contracts                                            (234,840,920)     (1,376,772)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                   322,196,709     106,084,119
============================================================================================
                                                              $4,171,454,735    $883,688,314
____________________________________________________________________________________________
============================================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

NOTES TO FINANCIAL STATEMENTS
December 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Basic Value Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of four separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

   Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

   On December 31, 2001, undistributed net investment income was increased by $9,584,865, undistributed net realized gains increased by $13,531 and shares of beneficial interest decreased by $9,598,396 as a result of net operating loss and other reclassifications. Net assets of the fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

   The fund has a capital loss carryforward of $101,680,239 as of December 31, 2001 which may be carried forward to offset future gains, if any, which expires, if not previously utilized, in the year 2009. As of December 31, 2001, the Fund has a post-October capital loss deferral of $115,836,762 which will be recognized in the following tax year.

E. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

F. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.725% on the first $500 million of the Fund's average daily net assets, plus 0.70% on the next $500 million of the Fund's average daily net assets, plus 0.675% on the next $500 million of the Fund's average daily net assets, plus 0.65% on the Fund's average daily net assets exceeding $1.5 billion. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended December 31, 2001, AIM waived fees of $13,380.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2001, AIM was paid $279,428 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2001, AFS was paid $2,217,195 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $4,243,844, $8,905,734 and $3,889,448, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $2,184,609 from sales of the Class A shares of the Fund during the year ended December 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 2001, AIM Distributors received $147,292 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  The law firm Kramer, Levin, Naftalis & Frankel LLP of which a trustee is a member became counsel to the Trustees on August 17, 2001. During the period August 17, 2001 through December 31, 2001, the Fund paid legal fees of $2,797 for services rendered.

NOTE 3-INDIRECT EXPENSES

For the year ended December 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $27,390 and reductions in custodian fees of $12,743 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $40,133.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At December 31, 2001, securities with an aggregate value of $239,627,662 were on loan to brokers. The loans were secured by cash collateral of $245,212,433 received by the Fund and subsequently invested in affiliated money market funds as follows: $122,606,217 in STIC Liquid Assets Portfolio and $122,606,216 in STIC Prime Portfolio. For the year ended December 31, 2001, the Fund received fees of $97,368 for securities lending.

NOTE 7-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was a follows:

                                      2001          2000
                                   ----------    ----------
Distributions paid from:
  Ordinary income                  $1,140,758    $5,151,715
-----------------------------------------------------------
  Long-term capital gain            1,046,013       669,939
===========================================================
                                   $2,186,771    $5,821,654
___________________________________________________________
===========================================================

  As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforward                   $(101,680,239)
---------------------------------------------------------
Unrealized appreciation                       189,013,790
=========================================================
                                            $  87,333,551
_________________________________________________________
=========================================================

  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily due to tax deferral of losses on wash sales, tax deferral of capital losses incurred after October 31, and other deferrals.

NOTE 8-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2001 was $3,666,365,553 and $456,434,681, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $ 442,237,577
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                     $(137,364,786)
=========================================================
Net unrealized appreciation of
  investment securities                     $ 304,872,791
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $3,926,682,650.


NOTE 9-CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2001 are summarized as follows:

                                                              CALL OPTION CONTRACTS
                                                              ----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
                                                              ---------    ---------
Beginning of year                                                  --      $      --
------------------------------------------------------------------------------------
Written                                                         4,055        961,003
------------------------------------------------------------------------------------
Closed                                                         (4,055)      (961,003)
====================================================================================
End of year                                                        --      $      --
____________________________________________________________________________________
====================================================================================


NOTE 10-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2001 and 2000 were as follows:

                                                                          2001                            2000
                                                              -----------------------------    --------------------------
                                                                SHARES           AMOUNT          SHARES         AMOUNT
                                                              -----------    --------------    ----------    ------------
Sold:
  Class A                                                      70,490,380    $1,992,135,991    14,703,803    $386,242,070
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      54,343,509     1,495,352,954     7,092,174     181,508,213
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                      16,273,481       449,321,584     3,334,246      84,818,331
-------------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                       --                --           594          14,010
=========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                          38,557         1,063,809       101,545       2,760,834
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                          27,343           726,712        53,892       1,420,578
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                          10,073           267,758        42,610       1,123,201
=========================================================================================================================
Issued in connection with acquisitions:**
  Class A                                                              --                --       574,087      14,532,847
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --                --       334,747       8,236,922
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --                --     4,239,045     104,299,371
=========================================================================================================================
Conversion of Advisor Class shares to Class A shares:***
  Class A                                                              --                --        84,298       1,882,374
-------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                        --                --       (83,070)     (1,882,374)
=========================================================================================================================
Reacquired:
  Class A                                                     (13,646,069)     (373,519,475)   (2,642,468)    (65,935,309)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (6,954,159)     (180,595,976)   (1,124,966)    (27,175,700)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,629,184)      (69,912,943)     (906,571)    (22,854,843)
-------------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                       --                --        (1,561)        (37,096)
=========================================================================================================================
                                                              117,953,931    $3,314,840,414    25,802,405    $668,953,429
_________________________________________________________________________________________________________________________
=========================================================================================================================

* Advisor Class share activity for the period January 1, 2000 through February 11, 2000.
** AIM Advisor Large Cap Value fund ("Advisor Large Cap Value Fund") transferred all of its assets to the Fund at the open of Business June 19, 2000, pursuant to an Agreement and Plan of Reorganization. The Fund assumed all the liabilities of the Advisor Large Cap Value Fund. Shareholders of the Advisor Large Cap Value Fund were issued full and fractional shares of the applicable class of the Fund. The reorganization, which was approved by the shareholders of Advisor Large Cap Value Fund on May 31, 2000, was accomplished by an exchange of 5,147,879 shares of the Fund for the 8,552,846 shares then outstanding of the Advisor Large Cap Value Fund or its shareholders. Advisor Large Cap Value Fund's net assets, including $6,359,873 of unrealized appreciation were combined with the Fund for total net assets after the reorganization of $402,079,642.
*** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 11-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     CLASS A
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                               2001(a)        2000      1999(a)     1998     1997(a)
                                                              ----------    --------    -------    ------    -------
Net asset value, beginning of period                          $    28.41    $  23.84    $ 18.13    $17.25    $14.65
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.02)       0.06       0.05      0.04      0.09
--------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            0.06        4.74       5.75      1.16      3.87
====================================================================================================================
    Total from investment operations                                0.04        4.80       5.80      1.20      3.96
====================================================================================================================
Less distributions:
  Dividends from net investment income                              0.00       (0.03)        --        --     (0.03)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            (0.01)      (0.20)     (0.09)    (0.32)    (1.33)
====================================================================================================================
    Total distributions                                            (0.01)      (0.23)     (0.09)    (0.32)    (1.36)
====================================================================================================================
Net asset value, end of period                                $    28.44    $  28.41    $ 23.84    $18.13    $17.25
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                     0.16%      20.20%     32.04%     7.02%    27.23%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,066,536    $448,668    $70,791    $9,074    $7,688
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.30%(c)    1.32%      1.69%     1.74%     2.02%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               1.30%(c)    1.32%      1.71%     2.11%     3.00%
====================================================================================================================
Ratio of net investment income (loss) to average net assets        (0.05)%(c)   0.49%      0.23%     0.25%     0.56%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                               20%         56%        63%      148%       93%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include sales charges.
(c)  Ratios are based on average daily net assets of $1,212,526,935.

                                                                                      CLASS B
                                                              -------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------
                                                               2001(a)        2000      1999(a)     1998      1997(a)
                                                              ----------    --------    -------    -------    -------
Net asset value, beginning of period                          $    27.54    $  23.23    $ 17.79    $ 17.04    $ 14.54
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.19)      (0.02)     (0.09)     (0.08)     (0.01)
---------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            0.04        4.53       5.62       1.15       3.83
=====================================================================================================================
    Total from investment operations                               (0.15)       4.51       5.53       1.07       3.82
=====================================================================================================================
Less distributions from net realized gains                         (0.01)      (0.20)     (0.09)     (0.32)     (1.32)
=====================================================================================================================
Net asset value, end of period                                $    27.38    $  27.54    $ 23.23    $ 17.79    $ 17.04
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                    (0.53)%     19.47%     31.13%      6.34%     26.44%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,538,292    $241,157    $55,785    $17,406    $16,717
=====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.95%(c)    1.97%      2.34%      2.39%      2.67%
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               1.95%(c)    1.97%      2.36%      2.76%      3.65%
=====================================================================================================================
Ratio of net investment income (loss) to average net assets        (0.70)%(c)  (0.16)%    (0.42)%    (0.40)%    (0.09)%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate                                               20%         56%        63%       148%        93%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $890,573,439.

                                                                                   CLASS C
                                                              -------------------------------------------------
                                                                                              MAY 3, 1999
                                                              YEAR ENDED DECEMBER 31,    (DATE SALES COMMENCED)
                                                              -----------------------       TO DECEMBER 31,
                                                              2001(a)          2000             1999(a)
                                                              --------       --------    ----------------------
Net asset value, beginning of period                          $  27.54       $  23.23            $21.07
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.19)         (0.02)            (0.06)
---------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.04           4.53              2.31
===============================================================================================================
    Total from investment operations                             (0.15)          4.51              2.25
===============================================================================================================
Less distributions from net realized gains                       (0.01)         (0.20)            (0.09)
===============================================================================================================
Net asset value, end of period                                $  27.38       $  27.54            $23.23
_______________________________________________________________________________________________________________
===============================================================================================================
Total return(b)                                                  (0.53)%        19.47%            10.72%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $566,627       $193,863            $7,669
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.95%(c)       1.97%             2.34%(d)
---------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.95%(c)       1.97%             2.36%(d)
===============================================================================================================
Ratio of net investment income (loss) to average net assets      (0.70)%(c)     (0.16)%           (0.42)%(d)
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate                                             20%            56%               63%
_______________________________________________________________________________________________________________
===============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $388,944,772.
(d)  Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Board of Trustees and Shareholders of AIM Basic Value Fund:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Basic Value Fund (one of the funds constituting AIM Growth Series; hereafter referred to as the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                       PRICEWATERHOUSECOOPERS LLP

                       February 14, 2002
                       Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Basic Value Fund (the "Fund"), a portfolio of AIM Growth Series, a Delaware business trust (the "Trust"), was held on August 17, 2001. The meeting was held for the following purposes:

(1)* To elect the following Trustees: Robert H. Graham, Frank S. Bayley, Ruth H. Quigley, Bruce L. Crockett, Owen Daly II, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending in 2001.

The results of the voting on the above matters were as follows:

                                                                        Withheld/
      Trustees/Matter                                Votes For         Abstentions
      ---------------                                ---------         -----------
(1)*  Robert H. Graham.............................  99,512,845         1,838,025
      Frank S. Bayley..............................  99,506,310         1,844,560
      Ruth H. Quigley..............................  99,428,522         1,922,348
      Bruce L. Crockett............................  99,524,735         1,826,135
      Owen Daly II.................................  99,399,439         1,951,431
      Albert R. Dowden.............................  99,536,284         1,814,586
      Edward K. Dunn, Jr. .........................  99,464,033         1,886,837
      Jack M. Fields...............................  99,538,446         1,812,424
      Carl Frischling..............................  99,448,226         1,902,644
      Prema Mathai-Davis...........................  99,459,830         1,891,040
      Lewis F. Pennock.............................  99,524,247         1,826,623
      Louis S. Sklar...............................  99,523,581         1,827,289

                                                                         Votes          Withheld/
       Matter                                         Votes For         Against        Abstentions
       ------                                         ---------         -------        -----------
(2)    Ratification of the selection of
       PricewaterhouseCoopers LLP as Independent
       Accountants of the Fund......................  49,861,918        214,828          448,620

(*) Proposal 1 required approval by a combined vote of all of the portfolios of AIM Growth Series

Effective December 31, 2001, Owen Daly II retired from his position as a trustee of the Trust.

Trustees and Officers
--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND   TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH     AND/OR                                                                HELD BY TRUSTEE
THE TRUST                 OFFICER
                          SINCE
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSON

Robert H. Graham* - 1946   1998     Chairman, President and Chief Executive Officer, A I M      None
Trustee, Chairman and               Management Group Inc. (financial services holding
President                           company); Chairman and President, A I M Advisors, Inc.
                                    (registered investment advisor); Director and Senior Vice
                                    President, A I M Capital Management, Inc. (registered
                                    investment advisor); Chairman, A I M Distributors, Inc.
                                    (registered broker dealer), A I M Fund Services, Inc.
                                    (registered transfer agent) and Fund Management Company
                                    (registered broker dealer); and Director and Vice
                                    Chairman, AMVESCAP PLC (parent of AIM and a global
                                    investment management firm)

INDEPENDENT TRUSTEES

Frank S. Bayley - 1939     1985     Of Counsel, law firm of Baker & McKenzie                    Badgley Funds, Inc. (registered
Trustee                                                                                         investment company)

Bruce L. Crockett - 1944   2001     Chairman, Crockett Technology Associates (technology        ACE Limited (insurance
Trustee                             consulting company)                                         company); and Captaris, Inc.
                                                                                                (unified messaging provider)

Albert R. Dowden - 1941    2001     Chairman, Cortland Trust, Inc. (registered investment       None
Trustee                             company) and DHJ Media, Inc.; Director, Magellan
                                    Insurance Company; Member of Advisory Board of Rotary
                                    Power International (designer, manufacturer, and seller
                                    of rotary power engines); formerly, Director, President
                                    and CEO, Volvo Group North America, Inc.; and director of
                                    various affiliated Volvo companies

Edward K. Dunn,            2001     Formerly, Chairman, Mercantile Mortgage Corp.; Vice         None
Jr. - 1935                          Chairman, President and Chief Operating Officer,
Trustee                             Mercantile-Safe Deposit & Trust Co.; and President,
                                    Mercantile Bankshares Corp.

Jack M. Fields - 1952      2001     Chief Executive Officer, Twenty First Century Group, Inc.   Administaff
Trustee                             (government affairs company)

Carl Frischling** - 1937   2001     Partner, law firm of Kramer Levin Naftalis and Frankel      Cortland Trust, Inc.
Trustee                             LLP                                                         (registered investment company)

Prema                      2001     Formerly, Chief Executive Officer, YWCA of the USA          None
Mathai-Davis - 1950
Trustee

Lewis F. Pennock - 1942    2001     Partner, law firm of Pennock & Cooper                       None
Trustee

Ruth H. Quigley - 1935     1977     Retired                                                     None
Trustee

Louis S. Sklar - 1939      2001     Executive Vice President, Development and Operations,       None
Trustee                             Hines Interests Limited Partnership (real estate
                                    development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND   TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH     AND/OR                                                                HELD BY TRUSTEE
THE TRUST                 OFFICER
                          SINCE
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS

Gary T. Crum - 1947        1998     Director and President, A I M Capital Management, Inc.;     N/A
Vice President                      Director and Executive Vice President, A I M Management
                                    Group Inc.; Director and Senior Vice President, A I M
                                    Advisors, Inc.; and Director, A I M Distributors, Inc.
                                    and AMVESCAP PLC (parent of AIM and a global investment
                                    management firm)

Carol F. Relihan - 1954    1998     Director, Senior Vice President, General Counsel and        N/A
Vice President and                  Secretary, A I M Advisors, Inc. and A I M Management
Secretary                           Group Inc.; Director, Vice President and General Counsel,
                                    Fund Management Company; and Vice President, A I M Fund
                                    Services, Inc., A I M Capital Management, Inc. and A I M
                                    Distributors, Inc.

Melville B. Cox - 1943     1998     Vice President and Chief Compliance Officer, A I M          N/A
Vice President                      Advisors, Inc. and A I M Capital Management, Inc.; and
                                    Vice President, A I M Fund Services, Inc.

Dana R. Sutton - 1959      1998     Vice President and Fund Treasurer, A I M Advisors, Inc.     N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND          INVESTMENT ADVISOR        DISTRIBUTOR                AUDITORS
11 Greenway Plaza           A I M Advisors, Inc.      A I M Distributors, Inc.   PricewaterhouseCoopers LLP
Suite 100                   11 Greenway Plaza         11 Greenway Plaza          1201 Louisiana, Suite 2900
Houston, TX 77046           Suite 100                 Suite 100                  Houston, TX 77002
                            Houston, TX 77046         Houston, TX 77046

COUNSEL TO THE FUND         COUNSEL TO THE TRUSTEES   TRANSFER AGENT             CUSTODIAN
Ballard Spahr               Kramer, Levin, Naftalis   A I M Fund Services, Inc.  State Street Bank and Trust
Andrews & Ingersoll, LLP    & Frankel LLP             P.O. Box 4739              Company
1735 Market Street          919 Third Avenue          Houston, TX 77210-4739     225 Franklin Street
Philadelphia, PA 19103      New York, NY 10022                                   Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2001, 11.70% is eligible for the dividends received deduction for corporations. The Fund distributed capital gains of $2,462,070 for the Fund's tax year ended December 31, 2001, which will be taxed as long-term gain.

                             EQUITY FUNDS

     DOMESTIC EQUITY FUNDS               INTERNATIONAL/GLOBAL EQUITY FUNDS            A I M Management Group Inc. has provided
                                                                                      leadership in the mutual fund industry since
        MORE AGGRESSIVE                           MORE AGGRESSIVE                     1976 and manages approximately $158 billion in
                                                                                      assets for more than 9 million shareholders,
AIM Small Cap Opportunities(1)          AIM Developing Markets                        including individual investors, corporate
AIM Mid Cap Opportunities(1)            AIM European Small Company                    clients and financial institutions.*
AIM Large Cap Opportunities(1)          AIM Asian Growth                                  The AIM Family of Funds--Registered
AIM Emerging Growth                     AIM International Emerging Growth             Trademark-- is distributed nationwide. AIM is
AIM Small Cap Growth                    AIM Global Aggressive Growth                  a subsidiary of AMVESCAP PLC, one of the
AIM Aggressive Growth                   AIM European Development                      world's largest independent financial services
AIM Mid Cap Growth                      AIM Euroland Growth                           companies with $398 billion in assets under
AIM Dent Demographic Trends             AIM International Equity                      management.*
AIM Constellation                       AIM Global Growth                             *As of 12/31/01
AIM Large Cap Growth                    AIM Worldwide Spectrum
AIM Weingarten                          AIM Global Trends
AIM Small Cap Equity                    AIM International Value(3)
AIM Capital Development
AIM Charter                                          MORE CONSERVATIVE
AIM Mid Cap Equity
AIM Select Equity(2)
AIM Value II                                        SECTOR EQUITY FUNDS
AIM Value
AIM Blue Chip                                         MORE AGGRESSIVE
AIM MidCap Basic Value
AIM Large Cap Core Equity               AIM New Technology
AIM Basic Value                         AIM Global Telecommunications and Technology
AIM Large Cap Basic Value               AIM Global Energy(4)
AIM Balanced                            AIM Global Infrastructure
AIM Basic Balanced                      AIM Global Financial Services
                                        AIM Global Health Care
       MORE CONSERVATIVE                AIM Global Utilities
                                        AIM Real Estate(5)

                                                     MORE CONSERVATIVE


                         FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS             TAX-FREE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                       MORE AGGRESSIVE

AIM High Yield II                       AIM High Income Municipal
AIM High Yield                          AIM Municipal Bond
AIM Strategic Income                    AIM Tax-Free Intermediate
AIM Income                              AIM Tax-Exempt Cash
AIM Global Income
AIM Intermediate Government                  MORE CONSERVATIVE
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

       MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

                                                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
* As of 12/3/01                                         INVEST WITH DISCIPLINE
                                                        --Registered Trademark--



                                                                        BVA-AR-1

A I M DISTRIBUTORS, INC.